Loan receivables, net (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Subtotal	$ 19,080	$ 21,702
Provision for loan losses (Note 19)	(5,491)	(2,023)
Total loan receivables, net	13,589	19,679
Less: classified as non-current loan receivables, net	(977)	(12,484)
Total current loan receivables, net	12,612	7,195
Personal Loans
Subtotal	6,988	7,099
Corporate Loans
Subtotal	$ 12,092	$ 14,603